UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: May 20, 2015
(Date of earliest event reported)

The Eastern Company
 (Exact name of Registrant as specified in its charter)

Connecticut	0-599	06-0330020
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		identification No.)

112 Bridge Street, Naugatuck, Connecticut	06770
(Address of principal executive offices)	(Zip Code)

(203) 729-2255
 (Registrant’s telephone number, including area code)

________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2)

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4( c) under the Exchange Act (17 CFR 240.13e-4( c))

Section 5 – Corporate Government and Management

ITEM 5.07 - Submission of Matters to a Vote of Security Holders

On May 20, 2015, The Eastern Company held its annual meeting of shareholders. The final results of the vote at the meeting were as follows:

1)	Election of Directors:

The Eastern Company’s Nominees:		FOR	WITHHELD
	Election of Samantha Allison as a director for a three-year term expiring in the year 2018:	1,765,647	123,248

		FOR	WITHHELD
	Election of David C. Robinson as a director for a three-year term expiring in the year 2018:	1,832,574	212,256

Barington’s Nominees:		FOR	WITHHELD
	Election of Michael A. McManus as a director for a three-year term expiring in the year 2018:	3,207,916	4,889

		FOR	WITHHELD
	Election of James A. Mitarotonda as a director for a three-year term expiring in the year 2018:	3,183,027	4,889

		FOR	AGAINST	ABSTAINED
2)	Ratification of appointment of Fiondella, Milone & LaSaracina LLP as independent registered public accounting firm:	5,004,836	57,859	73,353

Section 9 – Financial Statements and Exhibits

ITEM 9.01 - (d) Exhibits

(99)	Press Release dated May 26, 2015 announcing the final results of The Eastern Company 2015 Annual Meeting of Shareholders held on May 20, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, The Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

The Eastern Company

Date: May 26, 2015	/s/Leonard F. Leganza
Leonard F. Leganza Chairman, President and Chief Executive Officer